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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: February 5, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

               TEXAS                                   74-1611874
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
  incorporation or organization)

    15835 Park Ten Place Drive                            77084
          Houston, Texas                               (Zip Code)
 (Address of principal executive offices)

        Registrant's telephone number, including area code: 281-749-7800
--------------------------------------------------------------------------------
                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 7. EXHIBITS


EXHIBIT 99.1    CONTRACT STATUS SUMMARY AT FEBRUARY 5, 2003


ITEM 9.    REGULATION FD DISCLOSURE


     The ATWOOD  HUNTER,  upon  completion of its current  drilling  commitments
(estimated around February 7, 2003), will drill one well for Apache Mediterranean Corporation LDC ("Apache") off the coast of Egypt. The drilling of the well is estimated to take 60 to 75 days to complete. The Agreement provides for an operating dayrate of $37,000; however, after applying certain future credits the recorded dayrate will be $29,000. Contract opportunities following the completion of the Apache well are being pursued in the Mediterranean Area.

     The ATWOOD FALCON continues on its contract commitment with Woodside Energy Ltd. ("Woodside") in Australia. Woodside has exercised two of its three remaining options under the contract and assigned one of these option wells to BHP Billiton Petroleum Pty. Ltd. The two option wells should extend the rig's work in Australia until March/April 2003.

     Additional information with respect to the Company's Contract Status Summary at February 5, 2003 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ATWOOD OCEANICS, INC.
                                                   (Registrant)



                                                   /s/ James M. Holland
                                                   James M. Holland
                                                   Senior Vice President

                                                   DATE:    February 5, 2003



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                                                           EXHIBIT INDEX


EXHIBIT NO.                                DESCRIPTION

99.1                     Contract Status Summary at February 5, 2003



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



                                                        EXHIBIT 99.1
                                           ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                  CONTRACT STATUS SUMMARY
                                                    AT FEBRUARY 5, 2003


 NAME OF RIG             LOCATION           CUSTOMER                   CONTRACT STATUS
-------------            --------           --------------             ----------------
SEMISUBMERSIBLES -
ATWOOD FALCON            AUSTRALIA          WOODSIDE ENERGY LTD.       The rig is drilling its third well for
                                            ("WOODSIDE")               Woodside. Woodside has exercised two of its
                                                                       three remaining options under the contract
                                                                       and assigned one of these option wells to BHP
                                                                       Billiton Petlroleum Pty. Ltd.  The two
                                                                       option wells that have been executed should extend
                                                                       the rig's work in Australia until March/April 2003.

ATWOOD HUNTER            EGYPT              GERMAN OIL & GAS EGYPT     The rig is currently drilling one well for
                                            ("GERMAN OIL")             German Oil which is expected to be completed
                                                                       around February 7, 2003.  Upon completion of
                                                                       this well, the rig will drill one well for
                                                                       Apache Mediterranean Corporation LDC
                                                                       ("Apache"), which could take 60 to 75 days to
                                                                       complete. Contract opportunities for
                                                                       additional work following completion of the
                                                                       Apache well are being pursued in the
                                                                       Mediterranean Area.

ATWOOD EAGLE             IN TOW TO          ESSO EXPLORATION ANGOLA    The Company has a commitment from ESSO to
                         ANGOLA             (BLOCK 15) LIMITED         enter into a contract for the use of the rig
                                            ("ESSO")                   to drill three firm wells, plus options for
                                                                       four additional wells, off the coast of
                                                                       Angola.  The rig is expected to arrive Angola
                                                                       around February 18, 2003; however, it may not
                                                                       commence dayrate revenue until early to mid-
                                                                       March 2003.  The drilling program could
                                                                       extend 6 to 12 months depending on the number
                                                                       of options exercised.

SEAHAWK                  MALAYSIA           EXXONMOBIL EXPLORATION &   The rig's current contract terminates in
                                            PRODUCTION MALAYSIA INC.   December 2003, with an option for the
                                                                       Operator to extend.


ATWOOD SOUTHERN CROSS    MEDITERRANEAN      ENI S.P.A. - AGIP          The rig commenced the AGIP contract in early
                         SEA                DIVISION ("AGIP")          December 2002, with the work expected to take
                                                                       three to five months to complete.

SEASCOUT                 UNITED STATES                                 The SEASCOUT was purchased in December 2000
                         GULF OF MEXICO                                for future conversion to a tender-assist
                                                                       unit, similar to the SEAHAWK, once an
                                                                       acceptable contract opportunity is secured.
CANTILEVER JACK-UPS -
VICKSBURG                MALAYSIA           EXXONMOBIL EXPLORATION     In early October 2002, the rig commenced a
                                            AND PRODUCTION MALAYSIA    two-year drilling program (with an option by
                                            INC. ("EMEPMI")            EMEPMI for one additional year), with EMEPMI
                                                                       having the right to terminate the drilling
                                                                       program after one year at any time with a 120
                                                                       days notice period.

ATWOOD BEACON                                                          The Company expects the construction of this
                         UNDER                                         ultra-premium jack-up drilling unit to be
                         CONSTRUCTION                                  completed around June 2003.
SUBMERSIBLE -
RICHMOND                 UNITED STATES      BURLINGTON RESOURCES OIL   The rig is currently drilling one well for
                         GULF OF MEXICO     & GAS COMPANY              Burlington.  Immediately upon completion of
                                            ("BURLINGTON")              its current contract, the rig will commence a
                                                                       three-firm wells, plus four-option wells
                                                                       contract for Ocean Energy, Inc.   The three
                                                                       firm wells have an estimated duration of 90
                                                                       to 120 days.
MODULAR PLATFORMS -
GOODWYN 'A' /NORTH       AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned
RANKIN 'A'                                                             break in drilling activity for the two
                                                                       client-owned rigs managed by the Company.
                                                                       The Company is involved in maintenance of the
                                                                       two rigs for future drilling programs.